UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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eBay Inc.
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The following solicitation-related slides were used by eBay Inc. (the “Company”) in its earnings conference call and webcast on January 22, 2014:

2013 and Full Year 2013 Financial Highlights The eBay Inc. portfolio is what sets us apart The evolution of commerce… Mobile blurring lines of offline/online Payments is essential to commerce Merchants and marketplaces looking for seamless integration and rapid innovation Significant synergies exist… eBay accelerates PayPal’s success Network effects businesses that reinforce one another PayPal acquires eBay customers with virtually zero cost; 30% of PayPal new users are from eBay 50% of PayPal’s mobile volume from eBay in 2013 eBay data makes PayPal smarter Risk capabilities are key to PayPal’s competitive advantage In an era of Big Data, scale matters eBay funds PayPal’s growth >30% of PayPal’s revenue, >50% of profits from eBay Source of low cost capital for PayPal, funds credit business and acquisitions By itself, PayPal generates zero free cash flow Separation of businesses creates dis-synergies and distraction World class Board of Directors best positioned to evaluate how to maximize shareholder value
Diverse group of highly qualified directors - mix of skills and experiences - CEOs, CFOs, entrepreneurs, investors Individually and collectively impressive qualifications and experience with technology visionaries on board Proven track records of driving billions in long-term shareholder value and taking decisive action in and out of eBay Steeped in the technoloy and financial services sectors Alignment of interests with shareholders: significant ownership in the company Constant dialogue with management about Ernie’s strategic direction World-class board uniquely positioned to make the right call Unrivaled experienc
Strong independent board; significant ownership in company Board Member Role Background Other Boards Other Pierre Omidyar Chairman (since 1995) Founded eBay in 1995 Omidyar-Tufts Microfinance Fund ~10% owner; appointed to President Obama’s Commission on White House Fellowships John Donahoe President and CEO of eBay (Since March 2008); Director (Since 2008) Former President of PayPal (Jan – April 2012), former President, eBay Marketplaces (March 2005 – Jan 2008) Intel, Skype Former Bain & Co. Worldwide Managing Director Scott Cook Independent Director (since 1998) Co-founder of Intuit Intuit, Procter & Gamble Chairman of Intuit’s Executive Committee, serves on the Dean’s Advisory Board at Harvard Business School Thomas Tierney Lead Independent Director since 2012 (on Board since 2003) Former CEO of Bain & Co. The Nature Conservancy Chairs the Harvard Business School Initiative on Social Enterprise Fred Anderson Independent Director (since 2003) Co-founder and MD, Elevation Partners; former Executive VP and CFO of Apple Computer Yelp Elevation Partners’ portfolio companies include Facebook and Yelp Richard Schlosberg, III Independent Director (since 2004) Former President and CEO of the David and Lucile Packard Foundation Edison Int’l, Kaiser Family Foundation Former EVP of The Times Mirror Company, former Publisher and CEO of the Los Angeles Times and Denver Post Edward Barnholt Independent Director (since 2005; Lead 2010-12) Former President and CEO of Agilent Technologies; former EVP and General Manager of H-P’s Test and Measurement Organizations KLA-Tencor, Adobe Systems Led Agilent’s spinoff from HP William Clay Ford, Jr. Independent Director (since 2005) Ford Motor Co.: Executive Chairman (Since Sept 2006) and Chairman of the Board (Since Jan 1999); CEO from Oct 2001 to Sept 2006 Chairman of the Detroit Lions, Detroit Economic Club Career running one of the best-known brands in the world David Moffett Independent Director (since 2007) Former CEO of Federal Home Loan Mortgage Corp. (Freddie Mac); former Vice Chairman and CFO of U.S. Bancorp CIT Group, Genworth Financial >30 years of strategic finance and operational experience in banking and payment processing Marc Andreessen Independent Director (since 2008) Co-Founder and General Partner of Andreessen Horowitz, Co-founder of Netscape, Loudcloud and Ning HP, Facebook, Stanford Hospital Former AOL CTO Kathleen Mitic Independent Director (since 2011) Founder and CEO of Three Koi Labs, a mobile start-up. Former Facebook Executive (August 2010 to August 2012) and former SVP, Product Marketing of Palm (June 2009 to July 2010) Special Olympics International, Restoration Hardware Executive at Elevation Partners (May 2008 to June 2009); Former COO of Skyrider Inc., a developer of online peer-to-peer networking solutionortant Additional Information eBay Inc., its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in connection with eBay's 2014 Annual Meeting of Stockholders. eBay intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation. EBAY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ AN SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the names of eBay's directors and executive officers and their respective interests in eBay by security holdings or otherwise is set forth in eBay's proxy statement for the 2013 Annual Meeting of Stockholders, filed with the SEC on March 18, 2013. To the extent holdings of such participants in eBay's securities have changed since the amounts described in the 2013 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in eBay's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on January 31, 2013 and in eBay's Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2013 filed with the SEC on April 19, 2013, July 19, 2013 and October 18, 2013, respectively. These documents, including any proxstement (and amendments or supplements thereto) and other documents filed by eBay with the SEC, are available for no charge at the SEC's website at www.sec.gov and at eBay's investor relations website at http://investor.ebayinc.com. Copies may also be obtained by contacting eBay Investor Relations by mail at 2065 Hamilton Avenue, San Jose, California 95125 or by telephone at 866-696-3229. Forward-Looking Statements This communication contains forward-looking statements relating to, among other things, the future performance of eBay and its consolidated subsidiaries that are based on the company's current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements regarding expected financial results for the first quarter and full year 2014; the company's projected financial outlook for 2015; the future growth in the Payments, Marketplaces and Enterprise businesses and the company's plans with respect to each of those businesses, mobile payments, mobile commerce; and the company's plans regarding its stock repurchase programs. The company's actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. Factors that could cause or contribute to such differences include, but are not limited to: changes in political, business and economic conditions, including any continuing U.S. government shutdown or default, any European or general economic dwnturn or cris and any conditions that affect ecommerce growth; fluctuations in foreign currency exchange rates; the company's need to successfully react to the increasing importance of mobile payments and mobile commerce and the increasing social aspect of commerce; the company's ability to deal with the increasingly competitive ecommerce environment, including competition for its sellers from other trading sites and other means of selling, and competition for its buyers from other merchants, online and offline; the company's need to manage an increasingly large enterprise with a broad range of businesses of varying degrees of maturity and in many different geographies; the effect of management changes and business initiatives; the company's need and ability to manage other regulatory, tax and litigation risks as its services are offered in more jurisdictions and applicable laws become more restrictive; any changes the company may make to its product offerings; the competitive, regulatory, credit card association-related and other risks specific to PayPal and Bill Me Later, especially as PayPal continues to expand geographically and introduce new products and as new laws and regulations related to financial services companies come into effect; the company's ability to timely upgrade and develop its technology systems, infrastructure and customer service capabilities, including our Enterprise Commerce Technologies, at reasonable cost; the company's ability to maintain siteand performance on alof its sites while adding new products and features in a timely fashion; the company's ability to profitbly integrate, manage and grow businesses that have been acquired or may be acquired in the future; the effect the announ cement of the shareholder proposal and nominations may have on the company's relationships with its shareholders and other constituencies and on the company's ongoing business operations. The forward-looking statements in this release do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. More information about factors that could affect the company's operating results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations website at http://investor.ebayinc.com or the SEC's website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this communication, which are based on information available to the company on the date hereof. The company assumes no